UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

NationsHealth, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-50348	06-1688360
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13630 N.W. 8th Street, Suite 210 Sunrise, Florida	33325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 903-5000

13650 N.W. 8th Street, Suite 109 Sunrise, Florida 33325
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 14, 2006, Robert E. Tremain resigned from the position of Chief Operating Officer of NationsHealth, Inc., effective immediately.

Item 7.01 Regulation FD Disclosure.

On November 20, 2006, NationsHealth, Inc. (the “Company”) issued a press release announcing that on November 14, 2006, Mr. Robert E. Tremain resigned from the position of Chief Operating Officer of NationsHealth, Inc., effective immediately. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and it is incorporated herein by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated November 20, 2006 announcing that on November 14, 2006, Robert E. Tremain resigned from the position of Chief Operating Officer of NationsHealth, Inc., effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.

Date: November 20, 2006	By:	/s/ Timothy Fairbanks

Timothy Fairbanks Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 20, 2006 announcing that on November 14, 2006, Robert E. Tremain resigned from the position of Chief Operating Officer of NationsHealth, Inc., effective immediately.